UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 30, 2006

                    SOUTHWEST GEORGIA FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in its Charter)


           Georgia                        001-12053              58-1392259
-------------------------------    ------------------------  -------------------
(State or other Jurisdiction of    (Commission File Number)  (IRS Employer
Incorporation or Organization                                Identification No.)

            201 First Street, S.E.
              Moultrie, Georgia                              31768
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (229) 985-1120

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)






















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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
		OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)   Violet K. Weaver, a director of Southwest Georgia Financial
Corporation, retires from the Board of Directors as of the Annual Meeting of Shareholders on May 23, 2006.


ITEM 8.01	OTHER EVENTS

The Board of Directors of Southwest Georgia Financial Corporation elected Michael J. McLean, Chairman of the Board and Richard L. Moss, Vice Chairman at it's Organizational Meeting on May 24, 2006.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                            /s/George R. Kirkland
                                            -----------------------------------
                                       By:  George R. Kirkland
                                            Senior Vice President and Treasurer

                                                       May 30, 2006
                                            -----------------------------------
                                                           Date



EXHIBIT INDEX

Exhibit No.               Description

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